USCA Fund Trust

USCA Premium Buy-Write Fund (the “Fund”)

Investor Class Shares – SHLIX
(not available for purchase)

Institutional Class Shares – SHLDX

Supplement dated October 7, 2020
to the Prospectus and Statement of Additional Information dated January 28, 2020

The following language is added to the Prospectus and Statement of Additional Information of the Fund:

Proposed Reorganization

On October 6, 2020, USCA Asset Management LLC (the “Adviser”) and U.S. Capital Advisors, LLC (“US Capital”) entered into an Asset Purchase Agreement with Ziegler Capital Management, LLC (“ZCM”), pursuant to which ZCM will acquire certain assets related to the Adviser’s investment management business (the “Transaction”). The Adviser is the investment adviser to the Fund, and US Capital is the parent company of the Adviser. The Transaction is targeted to close in the fourth quarter of 2020, but is subject to certain approvals and conditions to closing, including the approval of the Reorganization (as defined below) by the Fund’s shareholders at a special meeting of the Fund’s shareholders (the “Special Meeting”) to be held in late 2020.

On October 6, 2020, at a meeting of the Board of Trustees (the “Board”) of the Fund, the Board considered and unanimously approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among USCA Fund Trust, on behalf the Fund, the Adviser, Trust for Advised Portfolios, on behalf of its series, the Ziegler FAMCO Hedged Equity Fund (the “Ziegler Fund”), and ZCM (the anticipated investment adviser to Ziegler Fund). Pursuant to the Plan of Reorganization, if various conditions are satisfied, the Fund will be reorganized into the Ziegler Fund, whereby the Ziegler Fund will receive substantially all of the assets and assume certain liabilities of the Fund (the “Reorganization”). Following the Reorganization, it is anticipated that USCA Asset Management LLC will serve as sub-adviser to the Ziegler Fund.  In connection with the Reorganization, each shareholder of the Fund will receive shares of the Ziegler Fund. The Reorganization is intended to be a tax-free transaction to shareholders. Additionally, Fund shareholders will not incur any transaction charges as a result of the Reorganization.

No shareholder action is requested at this time. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Ziegler Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date will receive a Proxy Statement/Prospectus relating to the Reorganization, which will contain important information about, among other things, the Ziegler Fund, the proposed Reorganization, and the Special Meeting. The Proxy Statement/Prospectus is expected to be mailed in the fourth quarter of 2020. The Proxy Statement/Prospectus will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov).

Until the Reorganization is complete, the Fund will remain open to new accounts and shareholders can continue to purchase shares and submit repurchase requests subject to the current limitations and conditions described in the Fund’s Prospectus.

Please note that all defined terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Fund’s Prospectus and Statement of Additional Information.

You should read this Supplement in conjunction with the Fund's Prospectus and Statement of Additional Information dated January 28, 2020.  These documents provide the information a prospective investor ought to know before investing and have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-259-8722.